UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2020

GLOBAL CLEAN ENERGY HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State of Incorporation)

000-12627	87-0407858
(Commission File Number)	(I.R.S. Employer Identification No.)

2790 Skypark Drive, Suite 105, Torrance, California	90505
(Address of Principal Executive Offices)	(Zip Code)

(310) 641-4234

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2020, Global Clean Energy Holdings, Inc. (the “Company”) appointed Martin Wenzel as an additional director on the Company’s Board of Directors (“Board”). Mr. Wenzel previously served on the Board from April 2010 until the end of 2014. He has an extensive background in the energy industry, including over 30 years of developing, financing, constructing and operating energy projects and marketing energy commodities in the U.S. and internationally.

Until his appointment as a director, Mr. Wenzel served as an advisor to the Board pursuant to that certain Board Advisor Agreement, dated June 21, 2019. Under the Board Advisor Agreement, Mr. Wenzel was granted a five-year non-qualified stock option to purchase 500,000 shares, which option automatically vested upon Mr. Wenzel’s appointment to the Board. The foregoing options have an exercise price of $0.08 per share.

Martin Wenzel has been an Executive Vice President for Heorot Power Holdings since June 2016. Prior to joining Heorot Power Holdings, Mr. Wenzel served as Executive Vice President for Beowulf Energy from July 2012 to June 2016. Prior to his work at Beowulf, he was appointed as the President and Chief Executive Officer for Colorado Energy Management (2007-2012.) Mr. Wenzel was the Senior Vice President (Sales and Marketing) of Miasole Inc., a producer of solar cell products.  Mr. Wenzel was President and Chief Executive Officer of Alpha Energy LLC from 2001-2004.  He currently is a member of the Board of the Directors for ION Clean Energy, a carbon capture technology company based in Colorado. Mr. Wenzel holds an Executive MBA from Columbia Business School, a Master’s degree in Systems Management from The University of Southern California, and a Bachelor’s degree in Engineering and Management from the U.S. Naval Academy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CLEAN ENERGY HOLDINGS, INC.

Date: May 12, 2020	By:	/s/ RICHARD PALMER
Richard Palmer, President and Chief Executive Officer